UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event) March 17, 2008

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 John Hancock Road, Taunton, MA 02780-1042
(Address of Principal Executive Offices)(Zip Code)

 (508) 824-6696

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 18, 2008, Kopin Corporation (the "Company") issued a press release announcing its filing with the U.S. Securities and Exchange Commission of all delinquent periodic reports, including the Company’s Annual Report on Form 10-K for the 12 months ended December 30, 2006. Along with this announcement, the Company announced its financial results for fiscal year 2006. This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated March 18, 2008, entitled "Kopin Announces Filing of Periodic Reports with the Securities and Exchange Commission"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 18, 2008
KOPIN CORPORATION

		By:	/s/ Richard A. Sneider
Name: Richard A. Sneider
Title: Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 18, 2008, entitled “Kopin Announces Filing of Periodic Reports with the Securities and Exchange Commission”